UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 18, 2013

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-36007	46-2519850
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Wisconsin Avenue, Suite 1900
Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(414) 978-6494

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

This Form 8-K/A amends and supplements the Registrant’s Form 8-K, as filed on September 18, 2013, to include historical financial statements and unaudited pro forma financial information, required by Item 9.01 (a) and (b), for the Registrant’s acquisition of the 66-bed post-acute care specialty hospital located in Plano, Texas.

Item 9.01	Financial Statements and Exhibits
(a)	Financial Statements of Property Acquired
The following Statement of Revenues and Certain Direct Operating Expenses is set forth in Exhibit 99.1 which is attached hereto and incorporated by reference.

Independent Auditors’ Report

Statement of Revenues and Certain Direct Operating Expenses for the six months ended June 30, 2013, (unaudited) and year ended December 31, 2012.

Notes to the Statement of Revenues and Certain Direct Operating Expenses for the six months ended June 30, 2013, (unaudited) and year ended December 31, 2012.

(b)	Pro Forma Financial Information

The following pro forma financial statements are set forth in Exhibit 99.2 which are attached and incorporated herein by reference.

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2013 and the year ended December 31, 2012.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(c)	Not applicable

(d)	Exhibits
23.1 Consent of Plante & Moran, PLLC
99.1 Financial Statements of Property Acquired
99.2 Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYSICIANS REALTY TRUST
October 29, 2013	By:	/s/ John T. Thomas
		Name:	John T. Thomas
		Title:	President and Chief Executive Officer